NATIONS FUND TRUST

                           RULE 18f-3 MULTI-CLASS PLAN


I.    Introduction.
------------------

      Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), the following sets forth the method for allocating fees and expenses among each class of shares in the investment portfolios of Nations Fund Trust (the "Trust"). In addition, this Rule 18f-3 Multi-Class Plan (the "Plan") sets forth the maximum initial sales loads, contingent deferred sales charges, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to a particular class of shares of the portfolios. The Plan also identifies expenses that may be allocated to a particular class of shares to the extent that they are actually incurred in a different amount by class or relate to a different kind or degree of services provided to the class.

      The Trust is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933 (Registration Nos. 2-97817 and 811-4305). The Trust elects to offer multiple classes of shares in its investment portfolios pursuant to the provisions of Rule 18f-3 and this Plan.

      The Trust currently consists of the following thirty-nine separate investment portfolios: Nations Government Money Market Fund and Nations Tax Exempt Fund (the "Money Market Funds") and Nations Value Fund, Nations Strategic Equity Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Equity Index Fund, Nations Disciplined Equity Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Kansas Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund (the "Non-Money Market Funds").

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      The above-listed investment portfolios of the Trust (the "Funds") are authorized to issue the following classes of shares representing interests in the Funds:

         (i) Nations Government Money Market Fund and Nations Tax Exempt Fund -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares;

         (ii) Nations Equity Index Fund -- Primary A Shares, Primary B Shares and Investor A Shares;

         (iii) Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund (collectively with Nations Equity Index Fund, the "Index Funds") -- Primary A Shares, Primary B Shares, Investor A Shares and Investor C Shares;

         (iv) Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Marsico Focused Equities Fund, Nations Marisco Growth & Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Kansas Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Virginia Municipal Bond Fund, Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund-- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares;

         (v)      Nations Strategic Equity Fund - Primary A Shares.

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II.   Allocation of Expenses.
----------------------------

     A. Pursuant to Rule 18f-3 under the 1940 Act, the Trust shall allocate to each class of shares in a Fund (i) any fees and expenses incurred by the Trust in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b-1, and (ii) any fees and expenses incurred by the Trust under a shareholder servicing plan in connection with the provision of shareholder services to the holders of such class of shares.

     B. In addition, pursuant to Rule 18f-3, the Trust may allocate the following fees and expenses to a particular class of shares in a single Fund:

         (i) transfer agent fees identified by the transfer agent as being attributable to such class of shares;

         (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, reports, and proxies to current shareholders of such class of shares or to regulatory agencies with respect to such class of shares;

         (iii) blue sky registration or qualification fees incurred by such class of shares;

         (iv) Securities and Exchange Commission registration fees incurred by such class of shares;

         (v) the expense of administrative personnel and services (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

         (vi) litigation or other legal expenses relating solely to such class of shares;

         (vii) fees of the Trust's Trustees incurred as result of issues relating to such class of shares;

         (viii) independent accountants' fees relating solely to such class of shares; and

         (ix) any other fees and expenses, not including advisory or custodial fees or other expenses related to the management of the Fund's assets, relating to (as defined below) such class of shares.

     C. For all purposes under this Plan, fees and expenses "relating to" a class of shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class. The proper officers of the Trust shall have the authority to determine whether any or all of the fees and expenses described

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in Section B of this Part II should be allocated to a particular class of shares. The Board of Trustees will monitor any such allocations to ensure that they comply with the requirements of the Plan.

     D. Income and any expenses of Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Kansas Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Missouri Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund not allocated to a particular class of any such Fund pursuant to this Plan shall be allocated to each class of the Fund on the basis of the relative settled shares of that class in relation to the settled shares of the Fund.

     Realized and unrealized capital gains and losses of Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Kansas Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Missouri Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund not allocated to a particular class of any such Fund pursuant to this Plan shall be allocated to each class of the Fund on the basis of the relative net assets, as defined in Rule 18f-3, of that class in relation to the net assets of the Fund.

     Income, realized and unrealized capital gains and losses, and any expenses of Nations Value Fund, Nations Strategic Equity Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Equity Index Fund, Nations Disciplined Equity Fund, Nations Balanced Assets Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund, Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund not allocated to a particular


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class of any such Fund pursuant to this Plan shall be allocated to each class of the Fund on the basis of the relative net assets, as defined in Rule 18f-3, of that class in relation to the net assets of the Fund.

     E. In certain cases, NationsBanc Advisors, Inc., TradeStreet Investment Associates, Inc., NationsBank, N.A., Stephens Inc., First Data Investor Services Group, Inc., or another service provider for a Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Fund. The Board of Trustees will monitor any such waivers or reimbursements to ensure that they do not provide a means for cross-subsidization between classes.

III.  Class Arrangements.
------------------------

      The following summarizes the maximum front-end sales charges, contingent deferred sales charges, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to each class of shares of the Trust. Additional details regarding such fees and services are set forth in the relevant Funds' current Prospectus(es) and Statement of Additional Information.

     A. Primary A Shares -- All Funds.
     --------------------------------

         1.       Maximum Initial Sales Load: None

         2.       Contingent Deferred Sales Charge: None

         3.       Maximum Rule 12b-1 Distribution Fees: None

         4.       Maximum Shareholder Servicing Fees: None

         5.       Conversion Features: None

         6.       Exchange Privileges:

                  (a) Primary A Shares of a Fund may be exchanged for Primary A Shares of any other fund of the Nations Funds Family.

                  (b) From time to time, the Board of Trustees of the Trust may modify, or ratify modifications to, the exchange privileges of Primary A Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

         7.       Other Shareholder Services: None

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

B.    Primary B Shares -- All Funds.
-----------------------------------

         1.       Maximum Initial Sales Load: None

         2.       Contingent Deferred Sales Charge: None

         3.       Maximum Rule 12b-1 Distribution Fees: None

         4.       Maximum Shareholder Servicing/Administration Fees:

                  (a) Money Market Funds: Pursuant to a Shareholder Servicing Plan, the Primary B Shares of the Money Market Funds each may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

                  (b) Non-Money Market Funds: Pursuant to a Shareholder Administration Plan, the Primary B Shares of Nations Value Fund, Nations Strategic Equity Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Equity Index Fund, Nations Disciplined Equity Fund, Nations Balanced Assets Fund, Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Strategic Fixed Income Fund, Nations Diversified Income Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund each may pay shareholder administration fees of up to 0.60% of the average daily net assets of such shares, provided that in no event may the portion of such fee that constitutes a "service fee," as that term is defined in Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., exceed 0.25% of the average daily net asset value of such Primary B Shares of a Fund.

         5. Conversion Features: Primary B Shares of a Fund shall have such conversion features, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

         6.       Exchange Privileges:

                  (a) Primary B Shares of a Fund may be exchanged for Primary B Shares of any other fund of Nations Funds Family.

                  (b) From time to time, the Board of Trustees of the Trust may modify, or ratify modifications to, the exchange privileges of Primary B Shares of a Fund without amending this Plan, provided that such


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

                           exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

         7.       Other Shareholder Services: None

C.    Investor A Shares -- Money Market Funds Only.
--------------------------------------------------

         1.       Maximum Initial Sales Load: None

         2.       Contingent Deferred Sales Charge: None

         3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Investor A Shares of the Money Market Funds may pay distribution fees of up to 0.10% of the average daily net assets of such shares.

         4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Investor A Shares of the Money Market Funds may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

         5. Conversion Features: Investor A Shares of a Fund shall have such conversion features, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

         6.       Exchange Privileges:

                  (a) Investor A Shares of the Money Market Funds may be exchanged for Investor A Shares of any other fund of the Nations Funds Family, other than an Index Fund.

                  (b) Investor A Shares of the Money Market Funds acquired through a Nations Funds Individual Retirement Account ("IRA") may be exchanged for Investor B Shares of any non-money market fund offered by the Nations Funds Family (collectively, the "Nations Funds Non-Money Market Funds").

                  (c) From time to time, the Board of Trustees of the Trust may modify, or ratify modifications to, the exchange privileges of Investor A Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

         7. Other Shareholder Services. The Trust offers a Systematic Investment Plan and Automatic Withdrawal Plan to holders of Investor A Shares

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

                  of the Funds. In addition, the Trust offers check-writing privileges to holders of Investor A Shares of the Money Market Funds.

D.    Investor A Shares -- Non-Money Market Funds Only.
------------------------------------------------------

         1.       Maximum Initial Sales Load:

                  (a) Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Balanced Assets Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund: maximum of 5.75%.

                  (b) Nations Diversified Income Fund, Nations Municipal Income Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund: maximum of 4.75%.

                  (c) Nations Short-Intermediate Government Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Kansas Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Strategic Fixed Income Fund: maximum of 3.25%.

                  (d) Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund: maximum of 1.00%.

                  (e) Nations Equity Index Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund: None

         2. Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds): 1.00% of purchases over $1 million if redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter.

         3. Redemption Fee: 1.00% of the current net asset value of shares purchased by a Substantial Investor (as such term is defined in then-current prospectuses) between July 31, 1997 and November 15, 1998, and redeemed within 18 months of purchase (excluding the Money Market Funds and the Index Funds).

         4.       Maximum Rule 12b-1 Distribution/Shareholder Servicing Fees:

                  (a) Pursuant to a Shareholder Servicing and Distribution Plan adopted under Rule 12b-1, Investor A Shares of Nations Equity Index Fund and of each Non-Money Market Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) may pay a combined distribution and shareholder servicing fee of up to 0.25% of the average daily net assets of such shares.

                  (b) Pursuant to a Shareholder Servicing Plan, Investor A Shares of Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

         5. Conversion Features: Investor A Shares of a Fund shall have such conversion features, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

         6.       Exchange Privileges:

                  (a) Investor A Shares of the Non-Money Market Funds (other than Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund acquired in exchange from Investor B Shares of another Nations Funds Non-Money Market Fund) may be exchanged for Investor A Shares of any other Nations Funds Non-Money Market Fund, other than an Index Fund, or any Nations Funds Money Market Fund.

                  (b) Investor A Shares of Nations Equity Index Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Fund (the "Managed Index Funds") may be exchanged for Investor A Shares of any other Managed Index Fund.

                  (c) Investor A Shares of Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund acquired in exchange from Investor B Shares of another Nations Funds Non-Money Market Fund may be re-exchanged for Investor B Shares of any other Nations Funds Non-Money Market Fund or Investor C Shares of any Nations Funds Money Market Fund.


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

                  (d) From time to time, the Board of Trustees of the Trust may modify, or ratify modifications to, the exchange privileges of Investor A Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

         7. Other Shareholder Services. The Trust offers a Systematic Investment Plan and Automatic Withdrawal Plan to holders of Investor A Shares of the Funds.

E.    Investor B Shares -- Money Market Funds Only.
--------------------------------------------------

         1.       Maximum Initial Sales Load: None

         2.       Contingent Deferred Sales Charge: None

         3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, the Investor B Shares of the Money Market Funds may pay distribution fees of up to 0.10% of the average daily net assets of such shares.

         4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, the Investor B Shares of the Money Market Funds may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

         5. Conversion Features: Investor B Shares of a Fund shall have such conversion features, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

         6.       Exchange Privileges:

                  (a) Investor B Shares of a Money Market Fund may be exchanged for Investor B Shares of any other Nations Funds Money Market Fund.

                  (b) From time to time, the Board of Trustees of the Trust may modify, or ratify modifications to, the exchange privileges of Investor B Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

         7. Other Shareholder Services: The Trust offers check-writing services, a Systematic Investment Plan and an Automatic Withdrawal Plan to holders of Investor B Shares of the Money Market Funds.

F.    Investor B Shares -- Non-Money Market Funds Only.
------------------------------------------------------

         1.       Maximum Initial Sales Load: None

         2. Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds):

                  (a) Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Balanced Assets Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, Nations Municipal Income Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Municipal Bond Fund: 5.00% if redeemed within one year of purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter.

                  (b) Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Kansas Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Missouri Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund:
                           3.00% if redeemed within one year of purchase, declining to 1.00% in the fourth year after purchase and eliminated thereafter.

                  (c) Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund: Not Available

         3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, the Investor B Shares of each Non-Money Market Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

         4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, the Investor B Shares of each Non-Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

         5. Conversion Features: Investor B Shares of a Fund shall have such conversion features, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

         6.       Exchange Privileges:

                  (a) Investor B Shares of a Non-Money Market Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) may be exchanged for Investor B Shares of any other Nations Funds Non-Money Market Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) or Investor C Shares of any Nations Funds Money Market Fund.

                  (b) From time to time, the Board of Trustees of the Trust may modify, or ratify modifications to, the exchange privileges of Investor B Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

         7. Other Shareholder Services: The Trust offers a Systematic Investment Plan and an Automatic Withdrawal Plan to holders of Investor B Shares of the Non-Money Market Funds.

G.    Investor C Shares -- Money Market Funds Only.
--------------------------------------------------

         1.       Maximum Initial Sales Load: None

         2.       Contingent Deferred Sales Charge: None

         3.       Maximum Rule 12b-1 Distribution Fees: None

         4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, the Investor C Shares of each Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

         5. Conversion Features: Investor C Shares of a Fund shall have such conversion features, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

         6.       Exchange Privileges:

                  (a) Investor C Shares of a Money Market Fund that are purchased directly through a servicing agent may not be exchanged for shares of any other fund offered by the Nations Funds Family.

                  (b) Investor C Shares of a Money Market Fund acquired through a permissible exchange of Investor B Shares of a Nations Funds Non-Money Market Fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund may be re-exchanged for Investor C Shares of any other Nations Funds Money Market Fund, Investor B Shares of a Nations Funds Non-Money Market Fund (except Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund.

                  (c) From time to time, the Board of Trustees of the Trust may modify, or ratify modifications to, the exchange privileges of Investor C Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

         7.       Other Shareholder Services: None

H.    Investor C Shares -- Non-Money Market Funds Only.
------------------------------------------------------

         1.       Maximum Initial Sales Load: None

         2. Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds): 1.00% if redeemed within one year of purchase and eliminated thereafter.

         3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Investor C Shares of the Non-Money Market Funds may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

         4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, the Investor C Shares of each Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

         5. Conversion Features: Investor C Shares of a Fund shall have such conversion features, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

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

         6.       Exchange Privileges:

                  (a) Investor C Shares of a Non-Money Market Fund may be exchanged for Investor C Shares of any other Nations Funds Non-Money Market Fund, other than any Index Fund. However, Investor C Shares of a Non-Money Market Fund (other than Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) may not be exchanged for Investor C Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund until one year after purchase.

                  (b) In addition, Investor C Shares of a Non-Money Market Fund, other than an Index Fund may be exchanged for Daily Shares of any Nations Funds Money Market Fund.

                  (c) From time to time, the Board of Trustees of the Trust may modify, or ratify modifications to, the exchange privileges of Investor C Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

         7. Other Shareholder Services. The Trust offers a Systematic Investment Plan and Automatic Withdrawal Plan to holders of Investor C Shares of the Non-Money Market Funds.

I.    Daily Shares -- Money Market Funds Only.
---------------------------------------------

         1.       Maximum Initial Sales Load: None

         2.       Contingent Deferred Sales Charge: None

         3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Daily Shares of the Money Market Funds may pay distribution fees of up to 0.45% of the average daily net assets of such shares.

         4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, the Daily Shares of the Money Market Funds may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

         5. Conversion Features: Daily Shares of a Fund shall have such conversion features, if any, as are determined by or ratified by the Board of Trustees of the Trust and described in the then-current prospectus for such shares of such Fund.

         6.       Exchange Privileges:

                  (a) Daily Shares of a Money Market Fund may be exchanged for Daily Shares of any other Nations Funds Money Market Fund or Investor C Shares of any Nations Funds Non-Money Market Fund. However, Daily Shares of a Money Market Fund may not be exchanged for Investor C Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund until one year after purchase of the shares exchanged to acquire the subject Daily Shares.

                  (b) From time to time, the Board of Trustees of the Trust may modify, or ratify modifications to, the exchange privileges of Daily Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

         7. Other Shareholder Services: The Trust offers an Automatic Withdrawal Plan to holders of Daily Shares of the Money Market Funds.

IV.   Board Review.
------------------

      The Board of Trustees of the Trust shall review this Plan as frequently as it deems necessary. Prior to any material amendment(s) to this Plan, the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interests of each class of shares of the Fund individually and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.



Adopted:       April 3, 1995
Last Amended   November 5, 1998


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